Exhibit 99.1

Footnotes:

(1)	Directly owned by Capital Z Partners III, L.P. (“Capital Z III Fund”). Capital Z Partners III GP, L.P. ("Capital Z III GP LP") is the general partner of Capital Z III Fund. Capital Z Partners III GP, Ltd. ("Capital Z III GP LTD") is the general partner of Capital Z III LP and the ultimate general partner of Capital Z III Fund. Capital Z Partners Management, LLC ("CZPM") performs investment management services for Capital Z III Fund. CZPM, Capital Z III GP LP, Capital Z III LP LTD and Capital Z III Fund may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange of 1934, as amended (the “Exchange Act”), and incorporated by reference in Rule 16a-1 of the Exchange Act) but each individual entity described above disclaims beneficial ownership of securities held by any other entity except to the extent of any indirect pecuniary interest therein (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities beneficially owned by such other entity.

(2)	Represents securities of the Issuer held directly by Capital Z Financial Services Fund II, L.P. (“Capital Z Fund”), Capital Z Financial Services Private Fund II, L.P. (“Capital Z Private Fund”), and CZPM. The sole general partner of Capital Z Fund and Capital Z Private Fund is Capital Z Partners, L.P. (“Capital Z GP LP”), the sole general partner of Capital Z GP LP is Capital Z Partners, Ltd. (“Capital Z GP LTD”). CZPM performs investment management services for Capital Z Fund and Capital Z Private Fund. By reason of the provisions of Rule 16a-1 of the Exchange Act, Capital Z GP LP, Capital Z GP LTD and CZPM may be deemed to be the beneficial owners of the securities held by Capital Z Fund and Capital Z Private Fund and, with respect to Capital Z GP LP, and Capital Z GP LTD, also held by CZPM although Capital Z GP LP, Capital Z GP LTD and CZPM disclaim beneficial ownership of such securities, except with respect to the securities of the Issuer held directly by it and to the extent of any indirect pecuniary interest therein (within the meaning of Rule 16a-1 of the Exchange Act) in an indeterminate portion of the securities beneficially owned by Capital Z Fund and Capital Z Private Fund.

(3)	Bradley E. Cooper is a limited partner of each of Capital Z III GP LP and Capital Z GP LP, and he is an officer and co-owner of CZPM. Mr. Cooper disclaims beneficial ownership of such securities except to the extent of any indirect pecuniary interest therein.

(4)	Mr. Cooper transferred to CZPM the shares for no consideration.

(5)	Directly owned by Bradley E. Cooper.

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III, L.P.

/s/ Craig Fisher
Name:  Craig Fisher
Title:  General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, L.P.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	Other

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners III GP, Ltd.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Private Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Financial Services Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, L.P.
By:  Capital Z Partners, Ltd., its General Partner

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, Ltd.

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners, Ltd.

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Management, LLC

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Capital Z Partners Management, LLC

Address of Joint Filer:	230 Park Avenue South, 11th Floor
New York, New York 10003

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

Capital Z Partners Management, LLC

/s/ Craig Fisher
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

November 13, 2014
Date

Joint Filer Information

Name of Joint Filer:	Bradley E. Cooper

Address of Joint Filer:	c/o NewStar Financial, Inc.
500 Boylston Street, Suite 1600
Boston, MA 02116

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NewStar Financial, Inc. (NEWS)

Date of Earliest Transaction Required
To Be Reported (Month/Day/Year):	11/11/2014

Designated Filer:	Capital Z Partners III GP, Ltd.

Signature:

/s/ Bradley E. Cooper
Name: Bradley E. Cooper

November 13, 2014
Date